Exhibit 21.1

PROPERTY	ENTITIES	STATE OF FORMATION	DATE OF FORMATION

70 West 36th Street	Green 70W36 Property LLC	a New York limited liability company	April 14, 1999
	Green 70W36 Manager LLC	a Delaware limited liability company	April 14, 1999

1414 Ave of Am.	Green 1414 Property LLC	a New York limited liability company	April 14, 1999
	Green 1414 Manager LLC	a Delaware limited liability company	April 14, 1999

286 Madison Ave	Green 286 Madison LLC	a New York limited liability company	February 17, 1999

290 Madison Ave	Green 290 Madison LLC	a New York limited liability company	February 17, 1999

292 Madison Ave	Green 292 Madison LLC	a New York limited liability company	February 17, 1999

555 West 57th St	Green W.57th St., LLC	a New York limited liability company	January 7, 1999

420 Lexington Av	SLG Graybar Sublease LLC	a New York limited liability company	March 5, 1999
	SLG Graybar Mesne Lease LLC	a New York limited liability company	March 5, 1999
	SLG Graybar Sublease Corp.	a New York corporation	March 8, 1999
	SLG Graybar Mesne Lease Corp.	a New York corporation	March 5, 1999

711 Third Ave	SLG 711 Fee LLC	a New York limited liability company	May 16, 1998
	SLG 711 Third LLC	a New York limited liability company	May 5, 1998
	Green 711 Mortgage Manager LLC	a Delaware limited liability company	September 9, 1999
	Green 711 Fee Manager LLC	a Delaware limited liability company	September 9, 1999
	Green 711 Sublease Manager LLC	a Delaware limited liability company	September 9, 1999
	Green 711 LM LLC	a New York limited liability company	September 9, 1999

1140 Ave.of Am.	New Green 1140 Realty LLC	a New York limited liability company	July 30, 1997

50 West 23rd St.	New Green 50W23 Realty LLC	a New York limited liability company	August 7, 1997

673 First Ave.	New Green 673 Realty LLC	a New York limited liability company	July 30, 1997

17 Battery	SLG 17 Battery LLC	a New York limited liability company	November 10, 1997

1370 Broadway	Green 1370 Broadway LLC	a New York limited liability company	January 2, 2001

317 Madison Avenue	Green 317 Madison LLC	a Delaware limited liability company	June 4, 2001

875 Bridgeport Avenue	SLG Shelton Realty LLC	a Delaware limited liability company	June 28, 2000

100 Park Avenue	SL Green 100 Park LLC	a New York limited liability company	November 12, 1999

321 West 44th St.	SLG 321 W44 LLC	a New York limited liability company	March 15, 2000

180 Madison Avenue	Green 180 Madison Avenue LLC	a New York limited liability company	February 17, 1999

469 Seventh Avenue	Green 469 Seventh LLC	a New York limited liability company	October 12, 2000
	Green 469 Seventh SPE LLC	a New York limited liability company	January 10, 2001

1250 Broadway	1250 Broadway SPE	a Delaware limited liability company	November 2, 2001
	Green 1250 Broadway LLC	a Delaware limited liability company	August 27, 1999
	Green 1250 Braodway Acquisition LLC	a Delaware limited liability company	June 13, 2001

One Park Avenue	SLG One Park Shareholder LLC	a Delaware limited liability company	May 16, 2001
	SLG One Park Member LLC	a Delaware limited liability company	May 16, 2001

1515 Broadway	1515 SLG Private Reit LLC	a Delaware limited liability company	April 24, 2002
	1515 Promote LLC	a Delaware limited liability company	April 24, 2002
	1515 SLG Optionee LLC	a Delaware limited liability company	April 24, 2002

General Information:
SL Green Realty Corp.	a Maryland corporation formed June 10, 1997
SL Green Operating Partnership L.P.	a Delaware limited partnership formed June 10, 1997
SL Green Management LLC	a Delaware limited liability company formed July 31, 1997
SL Green Management Corp.	a New York corporation formed October 22, 1985
SLG IRP Realty LLC	a New York limited liability company formed March 24, 2000
SL Green Funding LLC	a New York limited liability company formed March 24, 1999
SLG Elevator Holdings, LLC	a New York limited liability company formed June 7, 2001
eEmerge, Inc.	a Delaware corporation, formed May 11, 2000
SL Green Realty Acquisition LLC	a Delaware limited liability company, formed February 13, 2001
SL Green Warrant LLC	a Delaware limited liability company, formed January 26, 2000
SL Green Servicing Corp.	a Delaware limited liability company, formed March 7, 2001
Green 1412 Preferred LLC	a Delaware limited liability company, formed June 25, 2001
Structured Finance TRS Corp.	a Delaware limited liability company, formed June 14, 2002
SLG Asset Management Fee LLC	a Delaware limited liability company, formed March 27, 2002
SLG Metrostar Investments LLC	a Delaware limited liability company, formed November 2, 2002